7961 SHAFFER PARKWAY SUITE 5 LITTLETON, COLORADO 80127 TELEPHONE (720) 981-1185 FAX (720) 981-1186

Trading Symbol:  VGZ

Toronto and NYSE MKT Exchanges

NEWS

Vista Gold Corp. Announces Closing of Private Placement Financing

Denver, Colorado, July 30, 2012 - Vista Gold Corp. (TSX & NYSE MKT Exchanges: VGZ) (“Vista” or the “Company”) is pleased to announce that it has closed its previously announced private placement of units (the “Units”).  The Company completed the sale of 5,000,000 Units for gross proceeds of US$15,000,000 (the “Offering”).  Each Unit consists of one common share in the capital of the Company (a “Common Share”) and one-half of one Common Share purchase warrant (each full warrant, a “Warrant”).  Each Warrant entitles the holder thereof to purchase one Common Share at a price of US$3.60 until July 27, 2014.

In connection with the Offering, the Company paid cash commissions in the aggregate of $500,000 and issued a total of 166,667 compensation warrants (“Compensation Warrants”) to finders that provided services in respect of subscriptions for 3,333,334 Units.  Each Compensation Warrant entitles the holder thereof to purchase one Common Share at a price of US$3.18 until July 27, 2014.

The net proceeds from the Offering will be used for ongoing technical evaluations and engineering studies, exploration/resource conversion drilling and water treatment at the Mt. Todd gold project in Northern Territory, Australia and for general corporate purposes.

The above-described securities have not been registered under the U.S. Securities Act of 1933, as amended, (the “U.S. Securities Act”) or any state securities laws of any state of the United States, and may not be offered or sold in the United States or to, or for the account or benefit of, a U.S. person (as defined in Regulation S under the U.S. Securities Act) or a person in the United States absent registration under the U.S. Securities Act or an applicable exemption from such registration requirements and in accordance with all applicable state securities laws of any state of the United States.  This press release shall not constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of the above described securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Vista Gold

Vista is focused on the development of the Mt. Todd gold project in Northern Territory, Australia, to achieve its goal of becoming a gold producer. Vista is advancing exploration on its Guadalupe de los Reyes gold/silver project in Mexico and has granted Invecture Group, S.A. de C.V. a right to earn a 62.5% interest in the Concordia gold project in Mexico. Vista’s other holdings include the Awak Mas gold project in Indonesia and the Long Valley gold project in California.

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Vista expects or anticipates will or may occur in the future, including such things as, the use of proceeds from the private placement and other such matters are forward-looking statements and forward-looking information. The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this press release include the following: our approved business plans, exploration and assay results, mineral resource and reserve estimates and results of preliminary economic assessments, pre-feasibility studies and feasibility studies on our projects, if any.  When used in this press release, the words “may”, “will”, “intends”, “goal”, “anticipate”, and similar expressions are intended to identify forward-looking statements and forward-looking information. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Vista to be materially different from any future results, performance or achievements expressed or implied by such statements. Such factors include, among others, uncertainty of resource estimates and estimates of results based on such resource estimates; risks relating to cost increases for capital and operating costs; risks relating to delays in the completion of the drilling program; risks related to the adequacy of the design of the drilling program; risks related to the ability to obtain the necessary permits; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on Vista’s operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in Vista’s latest Annual Report on Form 10-K as filed on March 14, 2012 and Vista’s Amendment 1 to its Annual Report filed on April 5, 2012 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. Although Vista has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  Except as required by law, Vista assumes no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.

For further information, please contact Connie Martinez at (720) 981-1185.